Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
November 18, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	32-34	43	12/31/10

2	Hercules 150	150’ — ILC, TD	GOM	Phoenix Apache LLOG Hillcorp	33-35 33-35 33-35 31-33	21 21 7 21	12/09/10 12/30/10 01/06/11 01/27/11

3	Hercules 173	173’ — MC, TD	GOM	Chevron	32-34	43	12/31/10

4	Hercules 200	200’ — MC, TD	GOM	Apache	33-35	18	12/06/10

5	Hercules 201	200’ — MC, TD	GOM	Hall Houston	31-33	6	11/24/10

6	Hercules 202	200’ — MC, TD	GOM	W&T Offshore	31-33	6	11/24/10

7	Hercules 204	200’ — MC, TD	GOM	Energy XXI	36-38	13	12/01/10

8	Hercules 205	200’ — MC, TD	GOM	Shipyard Tana	34-36	21	11/20/10 12/11/10	Inspections for 12 days in November at zero dayrate

9	Hercules 251	250’ — MS, TD	GOM	ADTI/Phoenix	32-34	15	12/03/10

10	Hercules 253	250’ — MS, TD	GOM	ADTI/Hall Houston	32-34	14	12/02/10	Contract commenced November 15

11	Hercules 350	350’ — ILC, TD	GOM	Chevron	69-71	43	12/31/10
					Average	27	days

12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09

13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09

14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09

15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09

16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09

17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09

18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09

19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09

20	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09

21	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09

22	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09

23	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09

24	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

25	Hercules 257	250’ — MS, TD	GOM	Cold Stacked 07/10

Hercules Offshore
Monthly Rig Fleet Status Report
as of
November 18, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	En Route				En route to Bahrain from Gabon

3	Hercules 185	150’ — ILC, TD	Gabon	Angola Drilling Company Ltd	149-151	n/a	01/07/11
Remains on standby dayrate in the $145-150K range. Contract with ADC currently does not meet our revenue recognition criteria due to uncertainty surrounding collectability. LOI signed with Cabinda Gulf Oil Company LTD. (CABGOC), a wholly-owned subsidiary of Chevron, in Angola for three years at dayrate of $59-61K expected to commence by January 1, 2011.

4	Platform 3	Platform, TD	Mexico	PEMEX	54-56	157	04/24/11
5	Hercules 258	250’ — MS, TD	India	ONGC	109-111	198	06/04/11
6	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	132	03/30/11
7	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	281	08/26/11
8	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	316	09/30/11	Repairs and maintenance from October 22 - November 28 at zero dayrate
9	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	316	09/30/11
					Average	156	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
November 18, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	27-29	77	02/03/11
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	25-27	44	01/01/11
					Average	40	days
4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project and assumes, for the domestic contracts, that the customer has permits for the entire contract term.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
October 31, 2010

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	2	2	$22,594	48	77%	One vessel in drydock in October and November
170-215	4	4	12,703	121	98%
140-150	6	6	7,626	119	64%	Three vessels in drydock in October and four vessels in drydock in November
120-130	14	13	6,135	327	81%	Two vessels in drydock in October
105	15	13	4,820	311	77%	One vessel in drydock in October and November

Sub-total/Average	41	38	$7,596	926	79%

International
230-260	2	2	$46,670	62	100%
170-215	7	7	31,585	169	78%	One vessel in drydock in October and November
140-150	4	4	15,519	93	75%	One vessel in drydock in October and November
120-130	7	7	11,503	148	68%	One vessel in drydock in October and two vessels in drydock in November
105	4	3	-	-	0%

Sub-total/Average	24	23	$24,104	472	66%

Total/Average	65	61	$13,170	1,398	74%

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the regulatory uncertainty in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.